November 16-17, 2016 Sandler O’Neill East Coast Financial Services Conference 1

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd- Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Park National Corporation (PRK) Profile (as of September 30, 2016) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 110 bank branches • 6 specialty finance offices • 1,732 FTEs 3

Park Executive Management  David L. Trautman – President and CEO– Age: 55 President , CEO and Board Member of The Park National Bank and Park National Corporation (Park) headquartered in Newark, Ohio. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation and Dawes Arboretum.  C. Daniel DeLawder – Chairman – Age: 67 Chairman and Board Member of The Park National Bank and Park National Corporation headquartered in Newark, Ohio. He served previously as CEO of The Park National Bank and Park for 15 years. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. Leadership Team 4

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 44 Chief Financial Officer of Park since 2012. Formerly served as the Chief Accounting Officer with Park from April 2007 to December 2012. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. In addition, he currently is a board member and serves on the Finance Committee of the Licking County United Way, is a board member and board secretary of Habitat MidOhio, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation.  Matthew R. Miller – Chief Accounting Officer – Age: 38 Chief Accounting Officer of Park since 2012. He served previously as an Accounting Vice President with Park beginning in April 2009. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. In addition, he currently is a board member of the Next Generation Advisory Board of the Ohio Bankers League, is a board member of the YMCA of Licking County, is the 2015-16 campaign chair for the United Way of Licking County, is chair of the Development Council Cultivation Committee at The Works and is a member of the Granville Rotary Club. 5

Experienced Leadership Team Name Position Age Years with PRK Years In Industry David L. Trautman President & CEO 55 33 33 C. Daniel DeLawder Chairman 67 45 45 Brady T. Burt Chief Financial Officer 44 9 15  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 22 years 6

Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 48 3 17 Thomas J. Button SVP – Chief Credit Officer 56 19 30 Thomas M. Cummiskey SVP – Trust 47 17 19 Robert N. Kent, Jr. President – Scope Aircraft Finance 59 13 33 Timothy J. Lehman SVP and Chief Operating Officer 52 21 21 Laura B. Lewis SVP – Human Resources & Marketing 57 32 32 Matthew R. Miller SVP – Chief Accounting Officer 38 7 13 Jason L. Painley SVP – Chief Risk Officer 39 5 16 Greg M. Rhoads VP – Chief Information Officer 38 14 14 Cheryl L. Snyder SVP – Consumer Banking 60 37 39 Paul E. Turner SVP - Treasury 49 26 26 Jeffrey A. Wilson SVP – Chief Administrative Officer 50 12 20 7

Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry Brett A. Baumeister President – Unity National Bank 50 12 26 John A. Brown President – Security National Bank 47 25 25 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 47 19 25 Chris R. Hiner President – Richland Bank 33 10 10 Brian R. Hinkle President – Farmers & Savings Bank 39 11 15 Thomas M. Lyall Chairman – Century National Bank 70 45 45 Matthew R. Marsh President – Guardian Finance Company 51 17 28 Patrick L. Nash President – Century National Bank 52 29 29 Vickie A. Sant President – First-Knox National Bank 61 40 40 Donald R. Stone President – United Bank 59 20 32 John E. Swallow President – Second National Bank 60 31 41 Stephen G. Wells President – Fairfield National Bank 55 32 32 8

Highlights of the First Nine Months of 2016 • Loan growth of $60.5 million in 3Q 2016 (4.7% annualized) and $119.4 million year-to-date (3.2% annualized) at Park’s Ohio subsidiary, The Park National Bank. • Credit quality remains strong: Park National Corporation experienced annualized net recoveries for the first nine months of 2 basis points, and annualized net charge-offs of 6 basis points for Park’s Ohio subsidiary, The Park National Bank. • Continued reduction of SEPH (formerly Vision) nonperforming assets. At September 30, 2016, the carrying value of SEPH’s nonperforming assets were approximately $31.9 million, including $9.6 million of participations at Park National Bank, down from $36.2 million and $9.8 million, respectively, at December 31, 2015. 9

ROA and ROE History

PRK and PRK, excluding Vision & Southeast Property Holdings, LLC (SEPH)

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
3Q 2016 YTD (annualized)	1.19%	1.16%	0.97%[4]	12.04%	11.93%	8.75% [4]
2015	1.11%	1.12%	0.97%	11.40%	11.69%	8.68%
2014	1.22%	1.16%	0.95%	12.34%	11.81%	8.34%
2013	1.15%	1.16%	1.04%	11.94%	12.11%	8.89%
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.56%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.27%
2010	0.74%	1.58%	0.25%	8.05%	18.27%	0.88%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.06)%	12.12% [3]	21.57%	(2.01)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
Average 2006 – 2015	1.14%	1.45%	0.68%	12.05%	16.48%	6.01%

[1] Calculated using average common equity for Park National Corporation.
[2] Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.
[3] Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%,respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.
[4] Due to unavailability of 3Q 2016 peer median financial metrics, data utilized herein reflects 2Q 2016 peer results.

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

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Total Return Performance Park National Corporation The total return performance graph depicts the yearly change in Park’s cumulative total shareholder return over the five-year period from December 31, 2010 to December 31, 2015. Calculations include the reinvestment of dividends and are indexed to the base year’s measurement point (closing price on last trading day before the beginning of Parks’ fifth preceding fiscal year). Source: SNL 11 70 85 100 115 130 145 160 175 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 In d e x V a lu e Total Return Performance Park National Corporation NYSE MKT Composite NASDAQ Bank Stocks SNL Financial Bank and Thrift

The Park National Bank – The bank of choice Source: SNL, June 30, 2016 Headquarter Counties – Deposits (in thousands) 12 Bank Division Year Joined Park Hdqtr. Co. Deposits Total County Deposits % of 2016 Market Share % of 2015 Market Share 2016 Headquarter County Market Share Rank 2015 Headquarter County Market Share Rank Park National 1908 $1,554,977 $2,506,245 62.04% 62.98% 1 1 Fairfield National 1985 374,719 2,005,731 18.68% 20.58% 1 1 Richland Bank 1987 529,316 1,814,562 29.17% 28.94% 1 1 Century National 1990 462,466 1,363,558 33.92% 33.51% 1 1 First-Knox National 1997 527,959 856,851 61.62% 60.70% 1 1 Second National 2000 276,029 1,116,268 24.73% 24.11% 2 2 Security National 2001 478,881 1,478,541 32.39% 32.82% 1 1 Seven largest OH divisions $4,204,347 $11,141,756 37.74% 38.06% Other OH divisions – headquarter counties 596,693 5,195,471 11.48% 11.30% Total OH divisions – headquarter counties $4,801,040 $16,337,227 29.39% 29.66% Remaining Ohio bank deposits $926,030 Total Ohio bank deposits $5,727,070

Park National Corporation – Income Statement Source: Company Filings (in thousands) Q3 2016 Q2 2016 Q1 2016 Nine months YTD 2016 Nine months YTD 2015 2015 2014 Net interest income $ 58,533 $ 57,485 $ 59,819 $ 175,837 $ 169,765 $ 227,632 $ 225,044 (Recovery of) provision for loan losses (7,366) 2,637 910 (3,819) 5,648 4,990 (7,333) Other income 20,535 18,736 17,389 56,660 58,255 77,551 75,549 Other expense 46,756 45,306 49,899 141,961 137,816 186,614 187,510 Income before income taxes $ 39,678 $ 28,278 $ 26,399 $ 94,355 $ 84,556 $ 113,579 $ 120,416 Federal income taxes 12,229 8,280 7,713 28,222 24,433 32,567 36,459 Net income $ 27,449 $ 19,998 $ 18,686 $ 66,133 $ 60,123 $ 81,012 $ 83,957 13

PARK NATIONAL CORPORATION Statement of Condition Source: Company Filings (in millions) Sept. 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Investment securities $ 1,478 $ 1,644 $ 1,501 Loans 5,187 5,068 4,830 Allowance for loan losses (54) (56) (54) Other assets 753 655 724 Total assets $ 7,364 $ 7,311 $ 7,001 Non-interest bearing deposits $ 1,429 $ 1,404 $ 1,269 Interest bearing deposits 4,091 3,944 3,859 Total deposits $ 5,520 $ 5,348 $ 5,128 Total borrowings 1,006 1,177 1,109 Other liabilities 87 73 67 Stockholders’ equity 751 713 697 Total liabilities & shareholders’ equity $ 7,364 $ 7,311 $ 7,001 14

Quarterly Net Income by Operating Segment Source: Company Filings (In thousands) Q3 2016 Q2 2016 Q1 2016 Nine months YTD 2016 Nine months YTD 2015 2015 2014 PNB $25,491 $21,078 $21,744 $68,313 $61,199 $84,345 $82,907 GFSC 640 626 (1,836) (570) 1,082 1,423 1,175 Park Parent Company 1 (665) (1,069) (1,834) (3,568) (1,654) (4,549) (5,050) Ongoing operations $25,466 $20,635 $18,074 $64,175 $60,627 $81,219 $79,032 SEPH 1,983 (637) 612 1,958 (504) (207) 4,925 Total Park $27,449 $19,998 $18,686 $66,133 $60,123 $81,012 $83,957 1 The “Park Parent Company” above excludes the results for SEPH, an entity which is winding down commensurate with the disposition of its problem assets. Management considers the “Ongoing operations” results to be reflective of the business of Park and its subsidiaries on a going forward basis. 15

Source: Company Filings The Park National Bank Income Statement (In thousands) Q3 2016 Q2 2016 Q1 2016 Nine months YTD 2016 Nine months YTD 2015 2015 2014 Net interest income $ 57,033 $ 56,006 $ 57,155 $ 170,194 $ 164,559 $ 220,879 $ 218,641 (Recovery of) provision for loan losses (3,345) 1,362 1,533 (450) 7,329 7,665 3,517 Other income 19,279 18,508 17,223 55,010 56,431 75,188 69,384 Other expense 42,327 42,731 41,360 126,418 124,662 167,476 163,641 Income before income taxes $ 37,330 $ 30,421 $ 31,485 $ 99,236 $ 88,999 $ 120,926 $ 120,867 Federal income taxes 11,839 9,343 9,741 30,923 27,800 36,581 37,960 Net income $ 25,491 $ 21,078 $ 21,744 $ 68,313 $ 61,199 $ 84,345 $ 82,907 16

Park National Bank Statement of Condition Source: Company Filings (In thousands) September 30, 2016 December 31, 2015 September 30, 2015 % change from 12/31/15 % change from 9/30/15 Loans $ 5,148,482 $ 5,029,072 $ 4,960,654 2.37% 3.79% Allowance for loan losses 51,573 54,453 56,403 (5.29%) (8.56%) Net loans 5,096,909 4,974,619 4,904,251 2.46% 3.93% Investment securities 1,475,863 1,641,539 1,467,009 (10.09%) 0.60% Total assets 7,287,923 7,229,764 7,216,773 0.80% 0.99% Average assets (1) 7,339,517 7,219,898 7,206,175 1.66% 1.85% Return on average assets (2) 1.24% 1.17% 1.14% 5.98% 8.77% (1) Average assets for the nine-month periods ended September 30, 2016 and 2015, and for the year ended December 31, 2015. (2) Annualized for the nine months ended September 30, 2016 and 2015. 17

Park National Bank Loans by Type Source: Company Filings as of September 30, 2016 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades 9/30/2016 6/30/2016 12/31/2015 9/30/2015 % Change from Amount Amount Amount Amount 6/30/2016 12/31/2015 9/30/2015 Commercial Real Estate Owner Occupied $ 463,946 $ 470,555 $ 507,572 $ 503,186 (1.40%) (8.60%) (7.80%) Non-Owner Occupied 545,480 530,444 479,584 460,115 2.83% 13.74% 18.55% Residential Real Estate 1,818,335 1,828,506 1,843,525 1,854,118 (0.56%) (1.37%) (1.93%) Construction Real Estate 184,275 171,124 171,301 158,302 7.69% 7.57% 16.41% Commercial & Industrial 958,745 964,257 958,767 912,636 (0.57%) 0.00% 5.05% Consumer 1,042,523 989,411 939,020 940,969 5.37% 11.02% 10.79% Farmland 131,576 130,068 126,447 128,277 1.16% 4.06% 2.57% Leases 3,602 3,649 2,856 3,051 (1.29%) 26.12% 18.06% Total Loans $ 5,148,482 $ 5,088,014 $ 5,029,072 $ 4,960,654 1.19% 2.37% 3.79% Annualized growth rate in 2016 of 3.17% 18

Park National Corporation Nonperforming assets 1 The carrying balance of impaired loans as a percentage of unpaid principal balance at September 30, 2016 was 73.6% and 53.2% for Park National Corporation and SEPH, respectively. 2 At September 30, 2016, Vision/SEPH participations included in Park National Corporation’s nonperforming assets were approximately $9.6 million. Source: BHC Performance Report and Company Filings (in thousands) Sept. 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Non-accrual loans 1 $ 97,832 $ 95,887 $ 100,393 Renegotiated loans 1 17,350 24,979 16,254 Loans past due 90 days or more (still accruing) 1,682 1,921 2,641 Total nonperforming loans $ 116,864 $ 122,787 $ 119,288 Other real estate owned (OREO) 14,941 18,651 22,605 Total nonperforming assets 2 $ 131,805 $ 141,438 $ 141,893 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 1.92% 1.93% 2.13% Percentage of nonaccrual, restructured and OREO to assets (PRK) 1.77% 1.91% 1.99% Texas Ratio (PRK) 18.00% 20.28% 20.85% Peer Group Information Jun. 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 0.68% 0.74% 1.13% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 0.83% 0.90% 1.23% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. 19

Source: BHC Performance Report and Company Filings (in thousands) Sept. 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Non-accrual loans $ 84,045 $ 81,468 $ 77,477 Renegotiated loans 17,350 24,979 16,157 Loans past due 90 days or more (still accruing) 1,682 1,921 2,641 Total nonperforming loans $ 103,077 $ 108,368 $ 96,275 Other real estate owned (OREO) – PNB 7,004 7,456 10,687 Total nonperforming assets $ 110,081 $ 115,824 $ 106,962 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 1.66% 1.65% 1.67% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.49% 1.57% 1.51% Texas Ratio 15.40% 16.98% 16.09% Peer Group Information Jun. 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 0.68% 0.74% 1.13% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 0.83% 0.90% 1.23% Park National Corporation less Vision Bank/SEPH Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. 20

PNB & GFC Nonperforming Loans Supplemental Information 21 7 Year Average NCOs as a % of Average Loans (as of 6/30/16) Loan Category PNB, including Guardian Peer Group Average Peer Group Median Commercial, financial & agricultural 0.52% 0.58% 0.47% Commercial real estate 0.17% 0.42% 0.34% Consumer 0.61% 0.74%* 0.61% 1 At September 30, 2016, approximately 75.0% of PRK’s Ohio-based nonaccrual loans were current. 2 Peer group consists of 19 of the 21 Midwest peer banks identified in PRK’s 2016 proxy for which historical data was available (Talmer Bancorp and National Penn Bancshares have both been acquired). * Excludes one peer bank which is engaged in a short term tax refund financing business which experiences high charge offs. PNB does not engage in this type of lending. $3,449 $1,855 $1,987 $(9,210) $(3,372) $(12,000) $(10,000) $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 Accomodation/Food Services Agricultural Healthcare and Social Assistance Other Commercial Loans Consumer Change in Nonperforming Loans from 12/31/15 - 9/30/16 (in thousands)

Park National Bank Commercial Loan Portfolio Trends 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. *Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $8.4 million, $5.1 million, and $5.0 million December 31, 2014, December 31, 2015, and September 30, 2016, respectively. Source: Company Filings 1 22 $2,360,689 $2,493,518 $2,548,431 51,323 66,232 64,313 $2,431,511 $2,588,241 $2,627,184 $2,000,000 $2,100,000 $2,200,000 $2,300,000 $2,400,000 $2,500,000 $2,600,000 $2,700,000 December 31, 2014 December 31, 2015 September 30, 2016 (D ata in 00 0 s) Impaired* Substandard Special Mention Pass rated

PRK comparison to peers 1 Calculated for the nine months ended September 30, 2016. 2 Annualized based on dividends and stock price through September 30, 2016. 3 Due to unavailability of 3Q 2016 peer median financial metrics, data utilized herein reflects 2Q 2016 peer results. Source: Company Filings and SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 3Q 2016 196% 126% 3 217% 154% 3 16.8 1 15.0 3 3.9 2 2.4 3 2015 194% 136% 216% 168% 17.2 16.2 4.2 2.1 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 23

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division) 24

PRK M&A Strategy Two prong strategy guidelines: • Traditional M&A • Strong franchise, good reputation • Good market share • Existing leadership continuity • Traditional community bank structure • Core deposits • Metro Strategy – Attractive markets in the Midwest / Southeast / Mid-Atlantic states • Open de novo • Mirror successful Columbus, Ohio office • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing or potential trust and wealth management business • Commercial focused • Proven leadership team 25

2016 PRK Agenda 26 A. Consolidated Net Income => $85 million B. Maintain common dividend at historic rate C. Perform in upper quintile of $3-$10 billion bank holding company peer group D. Reduce NPA’s to peer levels E. At least maintain => 85% of key risk indicators in green/yellow condition F. Cultivate and respond promptly to M & A possibilities

November 16-17, 2016 Sandler O’Neill East Coast Financial Services Conference 27